UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2020

PAE INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-38643	81-3173473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7799 Leesburg Pike, Suite 300 North Falls Church, Virginia		22043
(Address of principal executive offices)		(Zip Code)

(703) 717-6000

(Registrant’s telephone number, including area code)

Gores Holdings III, Inc.

9800 Wilshire Blvd.

Beverly Hills, California 90212

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	PAE	Nasdaq Stock Market
Warrants	PAEWW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2020, the 2019 annual bonuses for Messrs. Heller, Peiffer, Cobb, Anderson and Moline were approved. The named executive officers’ other compensation for 2019 was previously reported in the 2019 Summary Compensation Table included in the Company’s definitive proxy statement filed with the SEC on January 24, 2020 (the “Proxy Statement”). As of the date of the Proxy Statement, the 2019 bonuses for the named executive officers had not been determined and, therefore, were not included in the 2019 Summary Compensation Table. Pursuant to Item 5.02(f) of Form 8-K, below is a revised Summary Compensation Table, which includes the bonuses paid to the named executive offers and revised total compensation figures for 2019:

2019 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(2)	Total
John E. Heller, Chief Executive Officer	2019	$732,009	—	$951,612	$21,148	$1,704,769
	2018	$725,105	—	$781,969	$19,912	$1,526,986
Charles D. Peiffer, Chief Financial Officer	2019	$537,602	—	$524,162	$32,235	$1,093,998
	2018	$583,764	—	$430,720	$18,140	$1,032,624
Paul W. Cobb, Jr., General Counsel	2019	$400,545		390,531	$16,574	$807,650
	2018	$398,987	$50,000	$320,912	$14,552	$784,451
Charles Anderson, President, GMS	2019	$412,000		384,396	$14,311	$810,707
	2018	$410,619	$100,000	$382,619	$17,926	$911,164
Rene Moline, President, NSS	2019	$325,000		243,750	$14,554	$583,304

(1)

Amounts represent the annual incentive compensation awarded in recognition of performance under the LICP. For additional information regarding the LICP for 2019, refer to    “—2019 Grants of Plan-Based Awards” table in the Proxy Statement.

(2)	Amounts for 2019 consist of the components outlined in the Proxy Statement in the table below the 2019 Summary Compensation Table.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 7, 2020, the Company held a special meeting of the Company’s stockholders (the “Special Meeting”), held in lieu of the 2020 annual meeting of the Company’s stockholders, at which holders of 39,301,476 shares of common stock (consisting of 29,301,476 shares of Class A Stock and 10,000,000 shares of Class F Stock) were present in person or by proxy, representing 78.6% of the voting power of the shares of the Company’s common stock as of January 21, 2020, the record date for the Special Meeting, and constituting a quorum for the transaction of business. Each of the proposals listed below is described in more detail in the Proxy Statement and incorporated herein by reference. A summary of the voting results at the Special Meeting for each of the proposals is set forth below:

1. The stockholders approved that certain Agreement and Plan of Merger dated November 1, 2019 by and among Gores Holdings III, Inc., EAP Merger Sub, Inc. (“First Merger Sub”), EAP Merger Sub II, LLC (“Second Merger Sub”), Shay Holding Corporation (“Shay”) and Platinum Equity Advisors, LLC (as amended, the “Merger

Agreement”) and transactions contemplated thereby, including (i) the merger of First Merger Sub with and into Shay, with Shay continuing as the surviving corporation (the “First Merger”) and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of Shay with and into Second Merger Sub with Second Merger Sub continuing as the surviving entity (the “Second Merger” and, together with the First Merger, the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). 213 shares of Class A Stock were presented for redemption in connection with the Business Combination. The voting results for this proposal were as follows:

For	Against	Abstain
38,759,228	542,247	1

2. The stockholders approved, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the Business Combination and the Company’s private placement of an aggregate of 23,913,044 shares of Class A Stock. The voting results for this proposal were as follows:

For	Against	Abstain
38,759,229	542,247	—

3. The stockholders adopted the Second Amended and Restated Certificate of Incorporation of the Company (the “A&R Certificate”). The voting results for this proposal were as follows:

For	Against	Abstain
38,022,401	1,279,075	—

4. The stockholders approved, on a non-binding advisory basis, each separate proposal with respect to certain governance provisions in the A&R Certificate in accordance with SEC requirements. The voting results for each separate proposal were as follows:

4A. To amend the Company’s Amended and Restated Certificate of Incorporation (the “Existing Certificate”) to change the stockholder vote required to amend certain provisions of the post-combination company’s proposed certificate and bylaws:

For	Against	Abstain
34,119,539	5,181,865	72

4B. To amend the Existing Certificate to elect not to be governed by Section 203 of the Delaware General Corporate Law (“DGCL”) and instead, include a provision in the Existing Certificate that is substantially similar to Section 203 of the DGCL, but excludes the investment funds affiliated with The Gores Group, LLC and funds affiliated with Platinum Equity, LLC, its sponsored funds and affiliated private equity vehicles (collectively, “Platinum Equity”) and their respective successors and affiliate from the definition of “interested stockholder,” and to make certain related changes:

For	Against	Abstain
36,550,627	2,750,849	—

4C. To amend the Existing Certificate to increase the total number of authorized shares of all classes of common stock:

For	Against	Abstain
38,759,228	542,247	1

4D. To amend the Existing Certificate to provide that certain transactions are not “corporate opportunities” and that each of Platinum Equity and the investment funds affiliated with Platinum Equity and their respective successors and affiliates and all of their respective partners, principals, directors, officers, members, managers, equity holders and/or employees, including any of the foregoing who serve as officers or directors of the Company, will not be subject to the doctrine of corporate opportunity:

For	Against	Abstain
37,734,228	1,567,176	72

5. The stockholders elected five directors to serve staggered terms on the Company’s board of directors until the 2021, 2022 and 2023 annual meetings of stockholders, as applicable, and until their respective successors are duly elected and qualified. The voting results for each nominee were as follows:

Name	Class	For	Abstain
John P. Hendrickson	I	38,759,229	542,247
Paul T. Bader	II	38,759,229	542,247
John Heller	II	38,759,229	542,247
Marshall Heinberg	III	38,759,229	542,247
Louis Samson	III	38,759,229	542,247

Based on the votes set forth above, each director nominee was duly elected, each Class I director to serve until the Company’s 2021 annual meeting of stockholders, each Class II director to serve until the Company’s 2022 annual meeting of stockholders and each Class III director to serve until the Company’s 2023 annual meeting of stockholders, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

6. The stockholders approved the PAE Incorporated 2020 Equity Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan. The voting results for this proposal were as follows:

For	Against	Abstain
38,759,229	542,247	—

7. The stockholders approved the proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of proposals 1, 2 and 3 described above. The voting results for this proposal were as follows:

For	Against	Abstain
38,759,229	542,247	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2020	PAE Incorporated

	By:	/s/ Paul W. Cobb, Jr.
	Name:	Paul W. Cobb, Jr.
	Title:	Executive Vice President, General Counsel & Secretary